UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Information Statement

☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

LandBridge Company LLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LandBridge Company LLC Annual Meeting of Shareholders Thursday, June 18, 2026 3:00 PM, Central Time Park House Houston, 4411 San Felipe Street, Suite 700, Houston, Texas 77027 and live via the Internet. Please visit www.proxydocs.com/LB for more details. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/LB. To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must submit a request. Shareholders will not receive a paper or e-mail copy if not requested. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 8, 2026. SEE REVERSE FOR FULL AGENDA Meeting Materials: Notice of Meeting, Proxy Statement and Annual Report/Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On June 18, 2026 For Shareholders of record as of April 23, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/LB Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

LandBridge Company LLC Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE:    FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4 PROPOSAL 1. To elect the 11 directors identified in the accompanying Proxy Statement to serve as directors of LandBridge for a one-year term or until each such director’s successor is duly elected and qualified or until each such director’s earlier death, resignation, disqualification or removal; 1.01 Jason Long 1.02 David N. Capobianco 1.03 Matthew K. Morrow 1.04 Michael S. Sulton 1.05 Frank Bayouth 1.06 Kara Goodloe Harling 1.07 Ben Moore 1.08 Charles Watson 1.09 Ty Daul 1.10 Valerie P. Chase 1.11 Andrea Nicolás 2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of LandBridge for the fiscal year ending December 31, 2026; 3. To approve, on an advisory, non-binding basis, the compensation of LandBridge’s named executive officers (“Named Executive Officers”); 4. To approve, on an advisory, non-binding basis, the frequency of future advisory votes on the compensation of LandBridge’s Named Executive Officers; and 5. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.